SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 26, 2004

TRUMP HOTELS & CASINO RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13794	13-3818402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey		08401
(Address of principal executive offices)		(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY ASSOCIATES

(Exact name of registrant as specified in its charter)

New Jersey	333-00643	22-3213714
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey		08401
(Address of principal executive offices)		(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-00643	22-3418939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey		08401
(Address of principal executive offices)		(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING II, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-43979	22-3550202
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey		08401
(Address of principal executive offices)		(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING III, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-43975	22-3550203
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey		08401
(Address of principal executive offices)		(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP CASINO HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-104916	45-0475879
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

C/O Trump Hotels & Casino Resorts Holdings, L.P. 1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey		08401
(Address of principal executive offices)		(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP CASINO FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-104916	45-0475877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

C/O Trump Hotels & Casino Resorts Holdings, L.P. 1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey		08401
(Address of principal executive offices)		(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 26, 2004, Donald J. Trump, the Chief Executive Officer and Chairman of the board of directors of Trump Hotels & Casino Resorts, Inc. (the “Company”), appointed, with the unanimous approval of the board, Scott C. Butera as the Company’s President and Chief Operating Officer. Mr. Butera, age 37, joined the Company in September 2003 as the Executive Vice President, Director of Corporate and Strategic Development. As disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the “2003 Annual Report”), prior to joining the Company, Mr. Butera spent fifteen years as an investment banker in the hotel, gaming and leisure industry. From March 2000 to September 2003, Mr. Butera was an Executive Director for UBS Investment Bank, where he served as a client relationship officer with primary responsibilities for the gaming, lodging and leisure industries. From September 1996 until March 2000, he was a Director in the investment banking department of Credit Suisse First Boston, where he served in a similar capacity. Mr. Butera has also served in the investment banking departments of Smith Barney, Inc. and Bear Stearns & Co. Inc., as well as the financial services practice of Coopers & Lybrand. Mr. Butera holds a Masters in Business Administration from New York University’s Leonard N. Stern School of Business and is a graduate of Trinity College in Hartford, Connecticut. Mr. Butera is employed pursuant to an employment agreement, dated as of August 15, 2003, which was filed as an exhibit to the Company’s 2003 Annual Report. Mark A. Brown, formerly the Company’s Chief Operating Officer, will continue to serve as the President and Chief Executive Officer of the Company’s casino operations group. Donald J. Trump will remain the Company’s Chief Executive Officer and Chairman of the Company’s board of directors.

Item 7.01. Regulation FD Disclosure.

The information set forth under this Item 7.01, “Regulation FD Disclosure,” including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Attached as Exhibit 99.1 hereto is a Press Release, dated October 28, 2004, issued by the Company announcing, among other things, the appointment of Mr. Butera as the Company’s President and Chief Operating Officer.

As disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on October 21, 2004, the Company and certain of its subsidiaries entered into a restructuring support agreement, dated as of October 20, 2004 (the “Support Agreement”), with certain holders of Trump Atlantic City Associates’ First Mortgage Notes due 2006 (the “TAC Notes”) and Trump Casino Holdings, LLC’s First and Second Priority Mortgage Notes due 2010 and Donald J. Trump, as the beneficial owner of debt and equity securities of the Company and its subsidiaries, in connection with a proposed recapitalization of the Company and its subsidiaries pursuant to a plan of reorganization under chapter 11 of the Bankruptcy Code (the “Plan”). As contemplated in the term sheet attached as an exhibit to the Support Agreement and filed with the Form 8-K on October 21, 2004, in satisfaction of the November 1, 2004 interest payment on the TAC Notes, it is anticipated that the holders TAC Notes will receive, as part of their overall recovery, an additional cash payment equal to simple interest on the principal amount of the New Notes (as defined in the term sheet) intended to be issued to the holders TAC Notes upon the consummation of the Plan at an annual rate of 8.5% for the time period commencing May 1, 2004, the last date as of which interest was paid on the TAC Notes, through the date on which the Plan is consummated.

Cautionary Statement Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

The information contained herein includes statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements made herein are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements included herein, other than statements of historical fact, that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. This can occur as a result of inaccurate assumptions or as a consequence of known or unknown risks and uncertainties. You can identify these statements by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “intend,” “plan,” “project,” “forecast,” “may,” “predict,” “target,” “potential,” “proposed,” “contemplated,” “will,” “should,” “could,” “would,” “expect” and other words of similar meaning. Any or all of the forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors.

These risks, uncertainties and other factors include the following factors as well as other factors described from time to time in the Company’s reports filed with the Securities and Exchange Commission, including the Company’s ability to develop, prosecute, confirm and consummate the Plan (or any significant delay with respect thereto); the Company’s ability to negotiate and execute definitive transaction documents in connection with the Plan and perform its obligations thereunder; the Company’s ability to obtain the required consents of noteholders and other consistencies necessary to implement the Plan; the Company’s ability to negotiate arrangements with Donald J. Trump in connection with the Plan; court approval of the Plan, including, but not limited to, court approval of the Company’s first day papers and other motions prosecuted by it from time to time; the risk that certain parties may challenge the enforceability of the Support Agreement in connection with a chapter 11 proceeding; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, or for the appointment of a chapter 11 trustee or to convert the case to a chapter 7 case; the impact of the Plan on the Company’s operations going forward, including the impact on the Company’s ability to negotiate favorable terms with suppliers, customers, landlords and others; the Company’s alternatives if the Plan is not consummated, including undertaking transactions that may have unforeseeable consequences to the holders of the Company’s common stock and the debt of its subsidiaries; the Company’s preparation and submission of an application to have its common stock listed on the New York Stock Exchange or other national securities exchange if the Company is successful in its efforts to consummate a recapitalization, and the Company’s ability to obtain such a listing; the consummation of the Company’s strategic alternatives with respect to its financial situation and capital structure, including the potential sale of one or more of its casino properties; the ability of the Company to continue as a going concern; the Company’s ability to maintain contracts that are critical to its operations; potential adverse developments with respect to the Company’s liquidity or results of operations; the ability to fund and execute the Company’s business plan; the ability to attract, retain and compensate key executives and associates; the ability of the Company to attract and retain customers; licenses and approvals under applicable laws and regulations, including gaming laws and regulations; changes in the competitive climate in which the Company operates; or a broad downturn in the economy as a whole. Accordingly, the forward-looking statements contained herein may not be realized and may differ significantly from the Company’s actual results. In addition, there may be other factors that could cause the Company’s actual results to be materially different from the results referenced, expressed or implied, in the forward-looking statements. Many of these factors will be important in determining the Company’s actual future results. Consequently, no forward-looking statement can be guaranteed.

All forward-looking statements contained herein, and all subsequent written and oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this cautionary statement. Forward-looking statements speak only as of the date they are made, and the Company disclaims any obligation to update any forward-looking statements, including the information contained herein, to reflect events or circumstances after the date hereof, except as otherwise required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Press Release of Trump Hotels & Casino Resorts, Inc., dated October 28, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUMP HOTELS & CASINO RESORTS, INC.

/s/ John P. Burke
John P. Burke Executive Vice President and Corporate Treasurer

Dated: November 1, 2004

TRUMP ATLANTIC CITY ASSOCIATES

	By:	TRUMP ATLANTIC CITY HOLDING, INC., its Managing General Partner

/s/ John P. Burke
John P. Burke Vice President and Treasurer

Dated: November 1, 2004

TRUMP ATLANTIC CITY FUNDING, INC.

	By:	/s/ John P. Burke
John P. Burke Treasurer

Dated: November 1, 2004

TRUMP ATLANTIC CITY FUNDING II, INC.

	By:	/s/ John P. Burke
John P. Burke Treasurer

Dated: November 1, 2004

TRUMP ATLANTIC CITY FUNDING III, INC.

	By:	/s/ John P. Burke
John P. Burke Treasurer
Dated: November 1, 2004

TRUMP CASINO HOLDINGS, LLC

	By:	/s/ John P. Burke
John P. Burke Executive Vice President (Duly Authorized Officer and Principal Financial and Accounting Officer)

Dated: November 1, 2004

TRUMP CASINO FUNDING, INC.

	By:	/s/ John P. Burke
John P. Burke Executive Vice President (Duly Authorized Officer and Principal Financial and Accounting Officer)

Dated: November 1, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Trump Hotels & Casino Resorts, Inc., dated October 28, 2004